Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of Appush Ltd. [Member]
$ in Thousands
Jan. 27, 2022 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (1,047)
Customer relations	5,168
Acquired technology	2,276
Deferred tax liabilities	(1,713)
Liabilities in respect of business combinations	(10,450)
Goodwill	15,261
Total assets acquired, net of acquired cash	$ 9,495